Federated MDT Mid Cap Growth Fund

A Portfolio of Federated MDT Series

Class A Shares (TICKER QAMGX)

Class C Shares (TICKER QCMGX)

Institutional Shares (TICKER QIMGX)

SUPPLEMENT TO PROSPECTUSES  DATED SEPTEMBER 30, 2009
The Board of Trustees (the “Board”) of Federated MDT Series previously approved the tax-free reorganization of the Federated MDT Mid Cap Growth Fund (the “Fund”) into Federated Mid Cap Growth Strategies Fund (the “Reorganization”). However, recent redemptions from the Fund resulted in a substantial risk that the Reorganization may not meet one of the Internal Revenue Code tests for a tax-free reorganization. Accordingly, Federated MDTA LLC (the “Adviser”), has recommended to the Board and the Board has approved the termination of the proxy solicitation with respect to the Reorganization and has approved the liquidation of the Fund. The Fund will be liquidated on or about May 7, 2010 (the “Liquidation Date”).

Effective as of the close of business on April 9, 2010, the Fund will be closed to new investments except that investments by certain employer sponsored retirement plan shareholders and automatic investment plan programs may continue through May 5, 2010. In addition, the reinvestment of dividends or other distributions will not be affected by the closure of the Fund. Upon the closure of the Fund to new investments, or shortly thereafter, it is anticipated that, the Adviser will begin positioning the portfolio of the Fund for liquidation by converting the Fund’s portfolio to cash. This may cause the Fund to deviate from its stated investment objective and strategies.

Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed.  Such redemption shall follow the procedures set forth in the Fund’s Prospectuses.  Any income or capital gains will be distributed to shareholders prior to the Liquidation.

Any time prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund’s Prospectuses.  Shareholders may also exchange their shares of the Fund into shares of the same class of another Federated fund if the shareholder meets the eligibility criteria and investment minimum for the Fund for which the shareholder is exchanging.  The contingent deferred sales charge for Class C shares will be waived for shareholders who redeem their shares prior to or on the Liquidation Date.

If you are a taxable shareholder, the Liquidation of the Fund will be a recognition event.  In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date will be subject to tax.  All investors should consult with their tax advisor regarding the tax consequences of this liquidation.

March 24, 2010

Federated MDT Mid Cap Growth Fund

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450384 (03/10)